EXHIBIT 99.2

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

Basis of presentation

The following unaudited pro forma financial information of Reliabrands Inc. (“Company,” “us,” “we,” and “RLIAD”) is based on the historical financial statements of the Company.  The combined balance sheet as of December 31, 2010 and statements of operations of the Company for the twelve months ended June 30, 2010 and for the six months ended December 31, 2010, have been prepared as if the acquisition of 0875505 B.C., Ltd. (“BCLTD”) had occurred on July 1, 2009 the first day of the fiscal year of the registrant..

Such unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Company for the years ended June 30, 2010 and 2009, including the notes thereto, which were filed as part of the Company’s Form 10-K, filed with the Securities and Exchange Commission on September 28, 2010, and amended on form 10K/A filed on February 23, 2011.  The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of BCLTD had been completed on the dates indicated, nor does it purport to represent the Company’s results of operations as of any future date or for any future period.  The pro forma combined balance sheet and statement of operations of the Company only include the acquisition of BCLTD.  In addition, the pro forma combined financial statements are based upon fair value of the assets  and liabilities acquired from BCLTD.  Management believes all material adjustments necessary to reflect the effect of the acquisition have been made to the unaudited pro forma financial information.

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED CONDENSED BALANCE SHEETS
December 31, 2010
						Proforma
			Proforma	Proforma		Combined
			Combined	Adjustments/		Adjusted
	Reliabrands, Inc	0875505 B.C., Ltd.	Reliabrands, Inc	Eliminations		Reliabrands, Inc
ASSETS	(unaudited)		(unaudited)	(unaudited)		(unaudited)
CURRENT ASSETS
Cash	$-	$121,020	$121,020	$-		$121,020
Deferred Expenses	10,215	-	10,215	-		10,215
Inventory	-	14,160	14,160	-		14,160
Note receivable - related party
(including accrued interest of $882)	-	63,296	63,296	-		63,296
TOTAL CURRENT ASSETS	10,215	198,476	208,691	-		208,691
OTHER ASSETS
Intellectual and product properties	-	148,335	148,335	-		148,335
Patents and trademarks, net of amortization of $43,801	-	1,393,699	1,393,699	-		1,393,699
TOTAL OTHER ASSETS	-	1,542,034	1,542,034	-		1,542,034
Total Assets	$10,215	$1,740,510	$1,750,725	$-		$1,750,725

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$15,057	$45,176	$60,233	$-		$60,233
Accounts payable - related party	15,000	-	15,000	-		15,000
Shareholder advances	15,646	-	15,646	-		15,646
TOTAL CURRENT LIABILITIES	45,703	45,176	90,879	-		90,879

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	1,991,989	1,991,989	(1,991,989)	b	-
Common stock	3,290	876	4,166	2,624	a, b	6,790
Paid in Capital	325,233	-	325,233	1,462,557	a, b	1,787,790
Subscription receivable	-	(162,798)	(162,798)	162,798	b	-
(Deficit) accumulated during the development stage	(364,010)	(134,733)	(498,743)	364,010	b	(134,733)
Total Stockholders' Equity (Deficit)	(35,488)	1,695,334	1,659,847	-		1,659,846
Total Liabilities and Stockholders' Equity (Deficit)	$10,215	$1,740,510	$1,750,725	$-		$1,750,725

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA CONDENSED STATEMENTS OF OPERATIONS
For the year ended June 30, 2010
					Proforma
			Proforma	Proforma	Adjusted
			Combined	Adjustments and	Combined
	Reliabrands, Inc	0875505 B.C., Ltd.	Reliabrands, Inc	Eliminations	Reliabrands, Inc
			(unaudited)	(unaudited)	(unaudited)
REVENUES	$-	$-	$-	$-	$-
EXPENSES
Amortization	19,785	13,684	33,469	-	33,469
Accounting, Audit, and Legal fees	36,891	6,506	43,397	-	43,397
Consulting Fees	114,000	-	114,000	-	114,000
Rent expense	11,270	-	11,270	-	11,270
General and administrative	1,088	16,446	17,534	-	17,534
Advertising, trade shows, and promotion	-	10,000	10,000	-	10,000
Consulting Fees - related party	-	876	876	-	876
Research and development	-	-	-	-	-
Total expenses	183,034	47,512	230,546	-	230,547

Interest Income	-	-	-	-	-
NET (LOSS)	$(183,034)	$(47,512)	$(230,546)	$-	$(230,546)
OTHER COMPREHENSIVE INCOME
Foreign exchange gain on translation	-	-	-	-	-
COMPREHENSIVE INCOME (LOSS)	$(183,034)	$(47,512)	$(230,546)	$-	$(230,546)
NET (LOSS) PER SHARE - BASIC	$(0.06)	$(63.35)	$(0.07)		$(0.07)
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	3,279,583	750	3,280,333		3,280,333

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
For the six months ended December 31, 2010
						Proforma
			Proforma	Proforma		Adjusted
			Combined	Adjustments and		Combined
	Reliabrands, Inc	0875505 B.C., Ltd.	Reliabrands, Inc	Eliminations		Reliabrands, Inc
	(unaudited)		(unaudited)	(unaudited)		(unaudited)
REVENUES	$-	$-	$-	$-		$-
EXPENSES
Amortization	10,000	43,801	53,801	(13,684)	c	40,117	d
Accounting, Audit, and Legal fees	42,283	8,872	51,155	(6,506)	c	44,649
Consulting Fees	45,000	-	45,000	-		45,000
Rent expense	1,723	-	1,723	-		1,723
General and administrative	7,122	37,415	44,537	(16,446)	c	28,091
Advertising, trade shows, and promotion	-	43,851	43,851	(10,000)	c	33,851
Consulting Fees - related party	-	876	876	(876)	c	-
Research and development	-	800	800	-		800
Total expenses	106,127	135,615	241,743	(47,512)		194,232
Interest Income	-	(882)	(882)	-		(882)	e
NET (LOSS)	$(106,127)	$(134,733)	$(240,861)	$47,512		$(193,350)
NET (LOSS) PER SHARE - BASIC	*	$(179.64)	$(0.01)			*
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	27,957,500	750	27,958,250			62,957,500	f
* less than $(.01) per share

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

Notes to Pro forma combined Balance Sheets and Statements of Operations:

On January 20, 2011, we entered into an Asset Purchase Agreement (the “Agreement”) with 0875505 B.C. Ltd. (“BCLTD”), a British Columbia, Canada company.  The Agreement provides for us to acquire multiple patents and trademarks acquired by 0875505 BC through a receivership proceeding of Adiri, Inc. (Adiri”). Adiri was granted the initial patents and trademarks.  These patents and trademarks relate to a baby bottle and related components that BCLTD has expended approximately $1,500,000 in cash in acquiring and further development.  As part of the Agreement, the Company also acquired approximately $100,000 in cash, total note receivables and accrued interest in the amount of $63,296, resin inventory of $8,160, pacifier inventory of $6,000 and assumed an executory contract with a plastics manufacturer and will assume accounts payable of approximately $45,176.  In exchange, we will issue 35,000,000 shares of our common stock, par value $.0001, post-split.  We anticipate closing the transaction in April 2011.  As a condition to closing of the transaction, we implemented our previously authorized 100-to-1 reverse stock split and changed the Company’s name to “Reliabrands, Inc.”

The Company has allocated the purchase price to the tangible and identified intangible assets acquired and liabilities assumed based on their fair values in accordance with generally accepted accounting principles in accordance with ASC 805. ASC 805 considers the existence of intangible assets in the following areas: marketing, customer relationships, artistic creations, contracts, and technology.  Based upon an independent third-party audit we have identified and valued patents, trademarks / trade names and  intellectual properties as BCLTD’s principal intangible assets in accordance with ASC 805 requirements.

Below are the fair values of the identified intangible assets:

	Fair Value	Estimated Average Useful life

Intellectual and product properties	$148,335	5 years
Patents	1,034,324	19 years
Trademarks and Trade names	359,375	20 years
	$1,542,034

(a)	As part of the Asset Purchase Agreement with BCLTD we acquired the following assets and liabilities and issued 35,000,000 shares of our common stock as payment for these items.

Cash	$121,020
Inventory	14,160
Notes Receivables	63,296
Intellectual properties	148,335
Patents	1,034,324
Trademarks	359,375
Total Assets Acquired	1,740,510
Accounts Payable	(45,176)
Net assets Acquired	1,695,334
Common Stock issued	$(1,695,334)

We valued the common stock issued above, at the fair value of the assets and liabilities acquired since our stock is thinly traded and feel that the market value of our stock unfairly represented the value of the transaction. Accordingly we have not recorded any value for Goodwill as part of this transaction.

RELIABRANDS, INC.
(Formerly known as A & J Venture Capital Group, Inc.)
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED PROFORMA COMBINED INFORMATION
For the six months ended December 31, 2010

(b)	We eliminated from our proforma presentation the components of the balance sheet of BCLTD that we are not purchasing, including the following:

Preferred Stock	$1,991,989
Common Stock	876
Paid in Capital	(229,227)
Subscription Receivable	(162,798)
Accumulated Deficit	(364,010)

We evaluated our business combination in accordance with ASC805, Business Combinations, accordingly to our evaluation of 805-10-55-12, we concluded that the accounting acquirer was BCLTD for this proforma presentation because after the close of this transaction the shareholders of BCLTD will hold majority voting power of RLIAD. So we have eliminated the accumulated deficit of RLIAD and left the accumulated deficit of BCLTD in our proforma balance sheet presentation, but eliminated the equity amounts of BCLTD since we are not acquiring BCLTD in a share exchange transaction.

(c)
We eliminated all expenses for the period of March 8, 2010 through June 30, 2010, in order to conform to the initial presentation date of July 1, 2010. The following is a list of the expenses eliminated:

Amortization	$13,684
Legal fees	6,506
General and Administrative	16,446
Advertising and Promotion	10,000
Consulting Fees – Related Party	876
Total	$47,512

(d)
Patent costs are recorded at the cost to obtain the patent and are amortized on a straight-line basis over their remaining useful   lives beginning with the date that the patent is secured by the Company.  The original patent useful life is 20 years from the date of issuance. Accordingly, we calculated for the six months ended December 31, 2010 amortization was $30,117.

(e)	The interest income in the period presented is based upon the following:

Promissory Note - Obtained in asset purchase from BCLTD
$30,000	Balance
7%	Rate
$502	Interest income for period

Promissory Note - Obtained in asset purchase from BCLTD
$15,000	Balance
8%	Rate
$380	Interest income for period
$882	Total Interest income for period

(f)
The weighted-average basic number of shares outstanding reflects the issuance of approximately 35 million common shares to BCLTD. As discussed above, we have valued these shares at the net total value of the assets and liabilities acquired in the transaction. Since we feel that this more accurately reflects our share value than the market value of our common stock as of the date of this transaction.